EXHIBIT 99.1

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                           IMPAC FUNDING CORPORATION,
                               as Master Servicer,

                         IMPAC CMB TRUST SERIES 2002-9F,
                                    as Issuer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee,


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                               SERVICING AGREEMENT

                            Dated as of December 27,
                                      2002
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                                 Mortgage Loans

                         Impac CMB Trust Series 2002-9F

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                                TABLE OF CONTENTS

                                                                                                               Page


ARTICLE I

Definitions.......................................................................................................2

         Section 1.01  Definitions................................................................................2
         Section 1.02  Other Definitional Provisions..............................................................2
         Section 1.03  Interest Calculations......................................................................2

ARTICLE II

Representations and Warranties....................................................................................3

         Section 2.01  Representations and Warranties Regarding the Master Servicer...............................3
         Section 2.02  Existence..................................................................................4
         Section 2.03  Enforcement of Representations and Warranties..............................................4

ARTICLE III

Administration and Servicing of Mortgage Loans....................................................................5

         Section 3.01  Master Servicer to Assure Servicing........................................................5
         Section 3.02  Subservicing Agreements Between Master Servicer and Subservicers...........................7
         Section 3.03  Successor Subservicers.....................................................................8
         Section 3.04  Liability of the Master Servicer...........................................................8
         Section 3.05  Assumption or Termination of Subservicing Agreements
                                by Indenture Trustee..............................................................9
         Section 3.06  Collection of Mortgage Loan Payments.......................................................9
         Section 3.07  Withdrawals from the Collection Account...................................................12
         Section 3.08  Collection of Taxes Assessments and Similar Items; Servicing Accounts.....................14
         Section 3.09  Access to Certain Documentation and Information Regarding
                                the Mortgage Loans...............................................................14
         Section 3.10  Maintenance of Primary Insurance Policies and the
                                Radian Policy; Collection Thereunder.............................................15
         Section 3.11  Maintenance of Hazard Insurance and Fidelity Coverage.....................................16
         Section 3.12  Due-on-Sale Clauses; Assumption Agreements................................................17
         Section 3.13  Realization Upon Defaulted Mortgage Loans.................................................18
         Section 3.14  Indenture Trustee to Cooperate Release of Mortgage Files..................................19
         Section 3.15  Master Servicing Compensation.............................................................21
         Section 3.16  Annual Statements of Compliance...........................................................21
         Section 3.17  Annual Independent Public Accountants' Servicing Report...................................21
         Section 3.18  Optional Purchase of Defaulted Mortgage Loans.............................................22
         Section 3.19  Information Required by the Internal Revenue Service Generally
                                and Reports of Foreclosures and Abandonments of Mortgaged Property...............22

                                       i


ARTICLE IV

Servicing Certificate............................................................................................24

         Section 4.01  Remittance Reports........................................................................24
         Section 4.02  Reserved..................................................................................24
         Section 4.03  Reserved..................................................................................24
         Section 4.04  Advances..................................................................................24
         Section 4.05  Compensating Interest Payments............................................................25
         Section 4.06  Termination Advances......................................................................25
         Section 4.07  Exchange Act Reporting....................................................................25

ARTICLE V

The Master Servicer..............................................................................................28

         Section 5.01  Liability of the Master Servicer..........................................................28
         Section 5.02  Merger or Consolidation of or Assumption of the Obligations
                                of the Master Servicer...........................................................28
         Section 5.03  Limitation on Liability of the Master Servicer and Others.................................28
         Section 5.04  Master Servicer Not to Resign.............................................................29
         Section 5.05  Delegation of Duties......................................................................29
         Section 5.06  Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees
                                and Expenses; Indemnification....................................................30

ARTICLE VI

Default..........................................................................................................31

         Section 6.01  Servicing Default.........................................................................31
         Section 6.02  Indenture Trustee to Act: Appointment of Successor........................................33
         Section 6.03  Notification to Bondholders...............................................................35
         Section 6.04  Waiver of Defaults........................................................................35

ARTICLE VII

Miscellaneous Provisions.........................................................................................37

         Section 7.01  Amendment.................................................................................37
         Section 7.02  GOVERNING LAW.............................................................................37
         Section 7.03  Notices...................................................................................37
         Section 7.04  Severability of Provisions................................................................38
         Section 7.05  Third-Party Beneficiaries.................................................................38
         Section 7.06  Counterparts..............................................................................38
         Section 7.07  Effect of Headings and Table of Contents..................................................38
         Section 7.08  Termination...............................................................................38
         Section 7.09  No Petition...............................................................................39

                                       ii


         Section 7.10  No Recourse...............................................................................39

ARTICLE VIII

Duties of the Master Servicer....................................................................................40

         Section 8.01  Administrative Duties.....................................................................40
         Section 8.02  Records...................................................................................41
         Section 8.03  Additional Information to be Furnished....................................................41

EXHIBIT A
MORTGAGE LOAN SCHEDULE..........................................................................................A-1
EXHIBIT B
FORM OF REQUEST FOR RELEASE.....................................................................................B-1
EXHIBIT C-1
FORM FORM CERTIFICATION TO BE PROVIDED BY
THE MASTER SERVICER WITH FORM 10-K..............................................................................C-1
EXHIBIT C-2
FORM FORM CERTIFICATION TO BE PROVIDED BY
THE INDENTURE TRUSTEE WITH FORM 10-K............................................................................C-2

5


                  This Servicing Agreement, dated as of December 27, 2002, among Impac Funding Corporation, as Master Servicer (the "Master Servicer"), Impac CMB Trust Series 2002-9F, as Issuer (the "Issuer") and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

                          W I T N E S S E T H  T H A T :
                          ------------------------------

                  WHEREAS, pursuant to the terms of the Mortgage Loan Sale and Contribution Agreement, IMH Assets Corp. (the "Company" or the "Depositor") will acquire the Mortgage Loans;

                  WHEREAS, the Company will create Impac CMB Trust Series 2002-9F, a Delaware statutory trust, and will transfer the Mortgage Loans and all of its rights under the Mortgage Loan Sale and Contribution Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of December 27, 2002 (the "Trust Agreement") among the Company, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent, the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, Series 2002-9F (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of December 27, 2002 (the "Indenture") between the Issuer and Deutsche Bank National Trust Company (the "Indenture Trustee"), the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Purchaser the Collateralized Asset-Backed Bonds, Series 2002-9F, Class A-1, Class A-IO, Class M-l, Class M-2 and Class B (collectively, the "Bonds"); and

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit A directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

Section 1.01 DEFINITIONS. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02   OTHER DEFINITIONAL PROVISIONS.

     (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     Section 1.03 INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

                                   ARTICLE II

                         Representations and Warranties

Section 2.01 Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, and the Bondholders, as of the Cut-Off Date and the Closing Date that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of the Mortgage Loans;

               (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master

          Servicer or any of its properties or with respect to this Servicing Agreement or the Bonds or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

               (vi) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

         Section 2.02 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

         Section 2.03 ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES. The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, shall enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Mortgage Loan Sale and Contribution Agreement. Upon the discovery by the Seller, the Master Servicer, the Indenture Trustee or the Company of a breach of any of the representations and warranties made in the Mortgage Loan Sale and Contribution Agreement, in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of the Bondholders or the Certificateholders, the party discovering the same shall give prompt written notice to the other parties. The Master Servicer shall promptly notify the Seller and request that, pursuant to the terms of the Mortgage Loan Sale and Contribution Agreement, the Seller either (i) cure such breach or Repurchase Event in all material respects or (ii) purchase such Mortgage Loan, in each instance in accordance with the Mortgage Loan Sale and Contribution Agreement; provided that the Seller shall, subject to the conditions set forth in the Mortgage Loan Sale and Contribution Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Eligible Substitute Mortgage Loans for such Mortgage Loan. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date, For the month of substitution, distributions to the Payment Account pursuant to this Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loans and the Master Servicer shall promptly deliver the amended Mortgage Loan Schedule to the related Subservicer, Owner Trustee and Indenture Trustee.

         In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the Substitution Adjustment Amount to the Master Servicer and the Master Servicer shall deposit such Substitution Adjustment Amount into the Collection Account upon receipt.

                                  ARTICLE III

                 Administration and Servicing of Mortgage Loans

         Section 3.01 MASTER SERVICER TO ASSURE SERVICING. (a) The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Primary Insurance Policy and the Radian Lender-Paid PMI Policy with respect to any Mortgage Loan and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Master Servicer shall include, in addition, the power on behalf of the Bondholders, the Indenture Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Servicing Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee to, execute and deliver, on behalf of itself the Bondholders, the Indenture Trustee or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of a Subservicer.

         In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment oftaxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.08, and further as provided in Section 3.07; provided that the Master Servicer shall not be obligated to make such advance if, in its good faith judgment, the Master Servicer determines that such advance to be a Nonrecoverable Advance.

         The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent; provided, however, that the Master Servicer is authorized and empowered by the Indenture Trustee, on behalf of the Bondholders and the Indenture Trustee, in its own name or in the name of any Subservicer, when the Master Servicer or such Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Indenture Trustee and the Bondholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.15, with no right of reimbursement; provided, that if as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the Master Servicer from the Trust Fund.

         (b) If the Mortgage relating to a Mortgage Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged Property as of the related Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

         (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request ofthe Master Servicer and prepared by it) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related

Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. An assumption pursuant to this Section 3.01 is permitted solely if the creditworthiness of the prospective purchaser of a Mortgaged Property meets the same or better underwriting guidelines as those which were applied to the original borrower and the security for such Mortgage Loan is not impaired by the assumption. Any fee collected by the Master Servicer or the related Subservicer for processing such request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (d) [reserved].

         (e) Notwithstanding the provisions of Subsection 3.01(a), the Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee or the Bondholders or with the rights and interests of the Indenture Trustee or the Bondholders under this Servicing Agreement.

         (f) The Indenture Trustee shall execute and return to the Master Servicer any limited powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Master Servicer to service and administer the related Mortgage Loans and REO Property.

         Section 3.02 SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS. (a) The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Subservicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder or (y) without cause in which case the Master Servicer shall be responsible for any termination fee or penalty resulting therefrom. In addition, each Subservicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Servicing Agreement. With the consent of the Indenture Trustee, the Master Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the Master Servicer to a Subservicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Servicing Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Bondholders, without the consent of the Holders of Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds (for which purpose the Class A-IO Bonds will be deemed to have a Bond Principal Balance equal to 5% of the aggregate Bond Principal Balance of the other Classes of Bonds).

         The Master Servicer has entered into Subservicing Agreements with the Initial Subservicers for the servicing and administration of the Mortgage Loans and may enter into additional Subservicing Agreements with Subservicers acceptable to the Indenture Trustee for the servicing and administration of certain of the Mortgage Loans.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Indenture Trustee and the Bondholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         (c) The Master Servicer represents that it has entered into a contract regarding the sale of sub-servicing rights with respect to substantially all of the Mortgage Loans with GMAC Mortgage Corporation ("GMACM") and shall transfer the subservicing of substantially all of the Mortgage Loans from Wendover to GMACM or an affiliate thereof on or about March 1, 2003. The Indenture Trustee hereby consents to such transfer.

         Section 3.03 SUCCESSOR SUBSERVICERS. The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Servicing Agreement; provided, however, that upon termination, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Subservicer acceptable to the Indenture Trustee pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement pertaining to the servicing of such Mortgage Loan.

         Section 3.04 LIABILITY OF THE MASTER SERVICER. (a) Notwithstanding any Subservicing Agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee and the Bondholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement. The obligations and liability of the Master Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the Master Servicer by any Subservicer, or any other Person. The obligations and liability of the Master Servicer shall remain of the same nature and under the same terms and conditions as if the Master Servicer alone were servicing and administering the related Mortgage Loans. The Master Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Servicing Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Servicing Agreement, the Master Servicer shall be deemed to have received any payment on a Mortgage Loan on the date the Subservicer received such payment; provided, however, that this sentence shall not apply to the Indenture Trustee as the successor Master Servicer; provided, further, however, that the foregoing provision shall not affect the obligation of the Master Servicer if it is also the Indenture Trustee to advance amounts which are not Nonrecoverable Advances.

         Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone, and the Indenture Trustee and the Bondholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.05.

         Section 3.05 ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY INDENTURE TRUSTEE. (a) If the Indenture Trustee or a successor Master Servicer shall assume the master servicing obligations of the Master Servicer in accordance with Section 6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section
6.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer under each of the Subservicing Agreements. In such event, the Indenture Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer's rights and obligations therein and to have replaced the Master Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Indenture Trustee or its designee as a successor master servicer, except that the Indenture Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption (other than the obligation to make any Advances) and the Master Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under
Section 3.15 except for such portion as the Master Servicer would be entitled to receive.

         (b) In the event that the Indenture Trustee or a successor Master Servicer assumes the servicing obligations of the Master Servicer under Section 6.02, upon the reasonable request of the Indenture Trustee or such successor Master Servicer, the Master Servicer shall at its own expense deliver to the Indenture Trustee, or to such successor Master Servicer, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Indenture Trustee, or to such successor Master Servicer.

         Section 3.06 COLLECTION OF MORTGAGE LOAN PAYMENTS. (a) The Master Servicer will coordinate and monitor remittances by Subservicers to it with respect to the Mortgage Loans in accordance with this Servicing Agreement.

         (b) The Master Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Servicing Agreement. Consistent with the foregoing, the Master Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the Master Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, that Monthly Payments may not be suspended during the twelve months prior to the final maturity of the Bonds. In the event the Master Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make an Advance or shall cause the related Subservicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however that the obligation of the Master Servicer or the related Subservicer to make an Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

         (c) Within five Business Days after the Master Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Master Servicer shall cause the related Subservicer to provide to the Master Servicer a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination. The Master Servicer shall provide to the Indenture Trustee a monthly summary of each Mortgage Loan that became a Liquidated Mortgage Loan.

         (d) The Master Servicer shall establish a segregated account in the name of the Indenture Trustee (the "Collection Account"), which shall be an Eligible Account, in which the Master Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans due subsequent to the Cut-Off Date (other than in respect of the payments referred to in the following paragraph) within one Business Day following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

               (i) all payments of principal, including Principal Prepayments and prepayment charges thereon, of or interest on the Mortgage Loans (including advances by a Subservicer) received by the Master Servicer directly from Mortgagors or from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as subservicing fees;

               (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Master Servicer pursuant to Section 3.18;

               (iii) Net Liquidation Proceeds;

               (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Mortgage Loan Sale and Contribution Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Sale and Contribution Agreement;

               (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

               (vi) any Advance and any Compensating Interest payments; and

               (vii) any other amounts received by the Master Servicer, including any fees or penalties not retained by a Subservicer, required to be deposited in the Collection Account pursuant to this Servicing Agreement.

provided, however, that with respect to each Due Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Collection Account fees (including annual fees or assumption fees) or late charge penalties, payable by Mortgagors, each as further described in Section 3.15, or amounts received by the Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Master Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Owner Trustee, the Indenture Trustee and the Bondholders, as their interests may appear. The Master Servicer shall remit all Foreclosure Profits to the Collection Account, to the extent not payable to the related Subservicer.

         Funds in the Collection Account may not be invested with, and shall not be commingled with the Master Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Bonds. Funds in the Collection Account shall be invested solely in Eligible Investments, designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the third Business Day prior to each Payment Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer or the related Subservicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Collection Account by the Master Servicer.

         In the event the Indenture Trustee assumes the responsibilities of the Master Servicer under this Servicing Agreement upon a Servicing Default under
Section 6.01, the Indenture Trustee shall be entitled to reimburse itself for Advances pursuant to Sections 3.07(a)(v), (viii) and (ix) prior to reimbursement of the terminated Master Servicer or any successor Master Servicer.

         (e) The Master Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Master Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Eligible

Investments, and in the name of the Indenture Trustee. The Subservicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and any other funds. Each Subservieer shall make remittances to the Master Servicer no later than the eighteenth (18th) day of each month, commencing on the eighteenth
(18th) day of the month next following the Closing Date, or if such eighteenth
(18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

         Section 3.07 WITHDRAWALS FROM THE COLLECTION ACCOUNT. (a) The Master Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

              (i) to deposit in the Payment Account, by the third Business Day prior to each Payment Date, the Available Funds required to be distributed as provided in the Indenture on a Payment Date and any prepayment charges;

              (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Sections 3.10 or 3.11, or Liquidation Expenses, paid pursuant to Section 3.13 or otherwise reimbursable pursuant to the terms of this Servicing Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (other than any Repurchase Price in respect thereto) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

              (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.15, an amount equal to the related Master Servicing Fee (to the extent not retained pursuant to Section 3.06);

              (iv) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Master Servicer or other entity, all amounts received thereon and not required to be distributed to Bondholders as of the date on which the related Purchase Price or Repurchase Price is determined;

              (v) to reimburse the Master Servicer or any Subservicer for any Advance of its own funds or any advance of such Subservicer's own funds, the right of the Master Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

              (vi) to reimburse the Master Servicer or any Subservicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Subservicer pursuant to Section 3.13 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by the Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

              (vii) to pay the Master Servicer or any Subservicer (payment to any Subservicer to be subject to prior payment to the Master Servicer of an amount equal to the Subservicing Fee), as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Subservicer would have been entitled to receive under subclause (iii) of this Subsection 3.07(a) as servicing compensation on account of each defaulted Monthly Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to the Master Servicer or any Subservicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Stated Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the Servicing Fee Rate to but not including the date of payment (in any event, the amount of servicing compensation received by a Subservicer and the Master Servicer with respect to any defaulted Monthly Payment shall not exceed the applicable Servicing Fee);

              (viii) to reimburse the Master Servicer or any Subservicer for advances of funds pursuant to Article III, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

              (ix) to reimburse the Master Servicer or any Subservicer for any Nonrecoverable Advance previously made, and not reimbursed pursuant to this Subsection 3.07(a);

              (x) to deposit in the Payment Account, by the third Business Day prior to each Payment Date, the Indenture Trustee Fee;

              (xi) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to
         Section 3.06;

              (xii) to pay Radian the premium with respect to the Radian Lender-Paid PMI Policy;

              (xiii) to pay the Owner Trustee the Owner Trustee Fee;

              (xiv) to reimburse the Master Servicer for costs associated with the environmental report specified in Section 3.13(e); and

              (xv) clear and terminate the Collection Account following a termination of the Trust pursuant to Section 8.01 of the Trust Agreement.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v), (vi),
(vii) and (viii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section
3.13 or otherwise reimbursable expenses incurred pursuant to the terms of this Servicing Agreement, but only to the extent of collections or other recoveries on the related Mortgage Loan.

         (b) Notwithstanding the provisions of this Section 3.07, the Master Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Advances or Servicing Advances made by such Subservicers.

         Section 3.08 COLLECTION OF TAXES ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS.

         (a) The Master Servicer shall establish and maintain or cause the related Subservicer to establish and maintain, one or more Servicing Accounts. The Master Servicer or a Subservicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

         (b) The deposits in the Servicing Accounts shall be held in trust by the Master Servicer or a Subservicer (and its successors and assigns) in the name of the Indenture Trustee. Such Servicing Accounts shall be Eligible Accounts and if permitted by applicable law, invested in Eligible Investments held in trust by the Master Servicer or a Subservicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment; withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the Master Servicer or a Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Servicing Agreement.

         Section 3.09 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. The Master Servicer shall provide, and shall cause any Subservicer to provide, to the Indenture Trustee and the Owner Trustee access to the documentation regarding the related Mortgage Loans and REO Property and to the Bondholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Subservicers that are designated by these entities; provided, however, that, unless otherwise required bylaw, the Master Servicer or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Indenture Trustee and the Owner Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer or any Subservicer. The Master Servicer and the Subservicers shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.10 MAINTENANCE OF PRIMARY INSURANCE POLICIES AND THE RADIAN POLICY; COLLECTION THEREUNDER.

         (a) The Master Servicer shall, or shall cause the related Subservicer to, exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each Mortgage Loan as to which as of the Cut-Off Date such a Primary Insurance Policy was in effect (or, in the case of a Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such Mortgage Loan represents less than 80% of the new appraised value. The Master Servicer shall, or shall cause the related Subservicer to, effect the timely payment of the premium on each Primary Insurance Policy. The Master Servicer and the related Subservicer shall have the power to substitute for any Primary h Policy another substantially equivalent policy issued by another Qualified Insurer, provided, that, such substitution shall be subject to the condition that it will not cause the ratings on the Bonds to be downgraded or withdrawn, as evidenced by a writing from each Rating Agency.

         (b) The Master Servicer shall take all such actions on behalf of the Trust as are necessary to service, maintain and administer the Radian Lender-Paid PMI Policy and to enforce the Trust's rights under the Radian Lender-Paid PMI Policy. The Master Servicer shall effect the timely payment of the Radian PMI Policy Fee. To the extent the Mortgagor with respect to a Radian PMI Insured Loan is delinquent, the Master Servicer shall advance the related Radian PMI Policy Fee as a Servicing Advance. Except as expressly set forth herein, the Master Servicer shall have full authority on behalf of the Trust to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the Radian Lender-Paid PMI Policy. The Master Servicer shall make its best reasonable efforts to file all insured claims under the Radian Lender-Paid PMI Policy and collect from Radian all Insurance Proceeds due to the Trust under the Radian Lender-Paid PMI Policy. The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under the Radian Lender-Paid PMI Policy of any loss which, but for the actions of the Master Servicer or any Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect the Radian Lender-Paid PMI Policy for the life ofthe Mortgage Loan. Neither the Master Servicer nor the Indenture Trustee shall terminate the Radian Lender-Paid PMI Policy with respect to any Mortgage Loan, except in accordance with the terms thereof. The Master Servicer shall cooperate with Radian and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession ofthe Master Servicer or to which the Master Servicer has access with respect to any Radian PMI Insured Loan.

         (c) If Radian remains in default pursuant to the Radian Lender-Paid PMI Policy and may be terminated thereunder without payment of any further premium for such policy, the Master Servicer shall use its best efforts to replace such policy with a substitute policy at the same premium rate that is charged under the Radian Lender-Paid PMI Policy and with coverage for losses in amounts substantially similar to those under the Radian Lender-Paid PMI Policy.

         Section 3.11 MAINTENANCE OF HAZARD INSURANCE AND FIDELITY COVERAGE. (a) The Master Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and each REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Stated Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause, provided, however that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi-peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

         (b) Any amounts collected by the Master Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's or a Subservicer' s normal servicing procedures, the Mortgage Note, the Security Instrument or applicable law) shall be deposited initially in a Collection Account, for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         (c) Any cost incurred by a Master Servicer or a Subservicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Bondholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Master Servicer from the Repurchase Price, to the extent permitted by Section 3.07.

         (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer shall use its best reasonable efforts to cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of(i) the Stated Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

         (e) If insurance has not been maintained complying with Subsections 3.11(a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the Master Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs.

         (f) The Master Servicer shall present, or cause the related Subservicer to present, claims under any applicable Primary Insurance Policy or the related hazard insurance or flood insurance policy.

         (g) The Master Servicer shall obtain and maintain at its own expense and for the duration of this Servicing Agreement and shall cause each Subservicer to obtain and maintain a blanket fidelity bond and an errors and omissions insurance policy covering such Person's officers, employees and other persons acting on its behalf in connection with its activities under this Servicing Agreement or the related Subservicing Agreement. The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall promptly notify the Indenture Trustee of any material change in the terms of such bond or policy. The Master Servicer shall provide annually to the Indenture Trustee a certificate of insurance that each such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Indenture Trustee ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under each such bond or policy shall be deposited initially in a Collection Account for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         Section 3.12 DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. (a) In any case in which the Master Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law. The Master Servicer or the related Subservicer may repurchase a Mortgage Loan at the Repurchase Price when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Indenture Trustee, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Estate or any Securityholder. If the Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the Master Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered by a hazard policy and (if so covered before the Master Servicer or the related Subservicer enters into such agreement) by any Primary insurance Policy. In connection with any such assumption, no material term of the related Mortgage Note maybe changed. The Master Servicer shall forward to the Indenture Trustee the original copy of such assumption agreement, which copy shall be added by the Indenture Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof A portion, equal to up to 2% of the Stated Principal Balance of the related Mortgage Loan, of any fee or additional interest collected by the Master Servicer or the related Subservicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Subservicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this Servicing Agreement. the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

         Section 3.13 REALIZATION UPON DEFAULTED MORTGAGE LOANS. (a) The Master Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.06, except that the Master Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the Master Servicer follows the procedures in Subsection
(e) below.

         (b) [reserved].

         (c) In connection with such foreclosure or other conversion, the Master Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner (including short sales) as to maximize the receipt of principal and interest by the Bondholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(d). The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Bondholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation), and in respect of any Subservicer only, to receive Foreclosure Profits as additional servicing compensation to the extent that transfers or withdrawals from the Collection Account with respect thereto are permitted under
Section 3.07. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Servicing Agreement to be Insurance Proceeds.

         (d) The Trust Estate shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or reasonably foreseeable default of a Mortgage Loan. In the event that the Trust Estate acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer (or its agent) on behalf of the Trust Estate within two years after its acquisition by the Trust Estate.

         (e) With respect to any Mortgage Loan as to which the Master Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly notify the Indenture Trustee and the Owner Trustee and shall act in accordance with any such directions and instructions provided by the Indenture Trustee, as pledgee of the Issuer. If the Indenture Trustee has not provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the Master Servicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the Owner Trustee or the Indenture Trustee could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property, unless the Owner Trustee or the Indenture Trustee has been indemnified to its reasonable satisfaction against such liability.

         Section 3.14 INDENTURE TRUSTEE TO COOPERATE RELEASE OF MORTGAGE FILES.
(a) Upon payment in full of any Mortgage Loan or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Indenture Trustee by a certification signed by a Servicing Officer in the form ofthe request for release (the "Request for Release") attached hereto as Exhibit B (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Payment Account have been or will be so deposited) and shall request delivery to the Master Servicer or Subservicer, as the case maybe, of the Mortgage File. Upon receipt of such certification and request, the Custodian shall release the related Mortgage File to the Master Servicer or Subservicer and execute and deliver to the Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the Master Servicer), together with the

Mortgage Note with written evidence of cancellation thereon. In connection with the satisfaction of any MOM Loan, the Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage.

         (b) From time to time as is appropriate, for the servicing or foreclosure of any Mortgage Loan or collection under an insurance policy, the Master Servicer may deliver to the Custodian a Request for Release signed by a Servicing Officer on behalf of the Master Servicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Indenture Trustee shall deliver the Mortgage File or any document therein to the Master Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

         (c) The Master Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Indenture Trustee, when the need therefor no longer exists, and in any event within 21 days of the Master Servicer's receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Indenture Trustee, the Master Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the Indenture Trustee shall deliver the Request for Release with respect thereto to the Master Servicer and upon deposit of the related Liquidation Proceeds in the Collection Account.

         (d) The Indenture Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the Master Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer in which it requests the Indenture Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Indenture Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.15 MASTER SERVICING COMPENSATION. (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Servicing Fee from full payments of accrued interest on each Mortgage Loan. The Master Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer and the Trust Estate shall not bear any fees, expenses or other costs directly associated with any Subservicer.

         (b) The Master Servicer or the related Subservicer may retain additional servicing compensation in the form of a portion of the assumption fees up to 2% of the Stated Principal Balance of the related Mortgage Loan, tax service fees, fees for statement of account or payoff, late payment charges, or otherwise, to the extent such fees are collected from the related Mortgagors or, with respect to a Liquidated Mortgage Loan, to the extent such fees have accrued. The Master Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Servicing Agreement and shall not be entitled in connection with servicing activities under this Servicing Agreement to reimbursement except as provided in this Servicing Agreement. Expenses to be paid by the Master Servicer under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

         Section 3.16 ANNUAL STATEMENTS OF COMPLIANCE. No later than March 1 of each year, commencing March 2003, the Master Servicer at its own expense shall deliver to the Indenture Trustee, with a copy to the Rating Agencies, an Officer's Certificate stating, as to the signer thereof; that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Servicing Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year on or prior to December 31 of the preceding year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officerhas reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this Servicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master Servicer to the Bondholders upon request or by the Indenture Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

         Section 3.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
(a) No later than March 1 of each year, commencing March 2003, the Master Servicer, at its expense, shall cause a firm of independent public accountants who are members of the American Institute of Certified Public Accountants and who are KPMG LLP (or a successor thereof) to furnish a statement to the Master Servicer, which will be provided to the Indenture Trustee and the Rating Agencies, to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the end of the preceding calendar year, nothing came to their attention that indicated that the Master Servicer was not in compliance with Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         (b) No later than March 1 of each year, commencing March 2003, the Master Servicer, at its expense, shall or shall cause each Subservicer to cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer or such Subservicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or such Subservicer which includes an assertion that the Master Servicer or such Subservicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first and second lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediate upon receipt of such report, the Master Servicer shall or shall cause each Subservicer to furnish a copy of such report to the Indenture Trustee and the Rating Agencies.

         Section 3.18 OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. The Master Servicer may, on behalf of the Issuer, but is not obligated to, repurchase from the Issuer any Mortgage Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price therefor. In addition, the Master Servicer must repurchase any Mortgage Loan which does not satisfy the requirements of 3.01(d) at a price equal to the Repurchase Price. Any such purchase shall be accomplished as provided in Subsection 2.03 hereof Notwithstanding the foregoing, the Indenture Trustee, whether acting as Indenture Trustee or in the capacity of successor Master Servicer, shall have no obligation hereunder or under any other Basic Document to repurchase any Mortgage Loan.

         Section 3.19 INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY. The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2002, the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and
Section 6050P of the Code (reports relating to cancellation of indebtedness).

                                   ARTICLE IV

                              Servicing Certificate

Section 4.01 Remittance Reports. On the Business Day following each Determination Date, the Master Servicer shall deliver to the Indenture Trustee a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of a magnetic tape or disk or such other method as to which the Master Servicer and Indenture Trustee shall agree. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Indenture Trustee for purposes of making the calculations and providing the reports referred to in the Indenture, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time.

         The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. The Indenture Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer.

         Section 4.02 RESERVED.

         Section 4.03 RESERVED.

         Section 4.04 ADVANCES. If any Monthly Payment on a Mortgage Loan (other than Balloon Payments) that was due on the immediately preceding Due Date and delinquent on the Determination Date is delinquent other than as a result of application of the Relief Act, the Master Servicer will deposit in the Collection Account not later than the third Business Day immediately preceding the related Payment Date an amount equal to such Monthly Payment net of the related Servicing Fee and Radian PMI Policy Fec for such Mortgage Loan, except to the extent the Master Servicer or the related Subservicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on any Mortgage Loan. Subject to the foregoing and in the absence of such a determination, the Master Servicer shall continue to make such advances through the date that the related Mortgaged Property has, in the judgment of the Master Servicer, been completely liquidated. No later than the fourth Business Day preceding each Payment Date, the Master Servicer shall present an Officer's Certificate to the Indenture Trustee with respect to the Mortgage Loans, (i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance. The Master Servicer will include in the Remittance Report a list of each Mortgage Loan for which it does not make an Advance in accordance with this Section.

         Such Advances may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future distribution to Securityholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on or before the fourth Business Day preceding any Payment Date to the extent that funds in the

Collection Account with respect to such Payment Date shall be less than payments to Securityholders required to be made on such date.

         Section 4.05 COMPENSATING INTEREST PAYMENTS. The Master Servicer shall deposit in the Collection Account not later than the third Business Day preceding the Payment Date an amount equal to the Compensating Interest for the related Determination Date. The Master Servicer shall not be entitled to any reimbursement of any Compensating hiterest payment.

         Section 4.06 TERMINATION ADVANCES. In addition to Advances, the Master Servicer will be required to deposit in the Collection Account three Business Days prior to the Payment Date in December 2032, all Monthly Payments due until maturity of each Mortgage Loan on any non- delinquent Mortgage Loans which remain unpaid or unadvanced prior to the Due Date in December 2032. The amount of this deposit will be made without regard to recoverability, and will be reimbursable to the Master Servicer pursuant to Section 3.07(ix) solely from Monthly Payments from the related Mortgage Loan due after the Due Date in December 2032.

         Section 4.07 EXCHANGE ACT REPORTING. (a) The Indenture Trustee and the Master Servicer shall reasonably cooperate with the Issuer and the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Indenture Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Commission thereunder, and the Master Servicer shall sign (or shall cause another entity acceptable to the Commission to sign) and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor or Issuer (or such other entity). The Depositor and the Issuer hereby grant to the Indenture Trustee a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor and the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Depositor and the Issuer of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein or in the Indenture to the contrary, the Master Servicer, and not the Indenture Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

         (b) Each Form 8-K shall be filed by the Indenture Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required or permitted by the Exchange Act and the Rules and Regulations of the Commission), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staffs interpretations. The Indenture Trustee shall prepare the Form 10-K and provide the Master Servicer with the Form 10-K no later than March 20th of each year. The Master Servicer shall execute such Form 10-K upon its receipt and shall provide the original of such executed Form 10-K to the Indenture trustee no later than March 25th of each year. Such Form 10-K shall include as exhibits the Master Servicer's annual statement of compliance described under Section 3.16 and the accountant's report described under Section 3.17, in each case to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture
Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit C-1 (the "Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission, which shall be signed by the senior officer of the Master Servicer in charge of securitization.

         (c) In addition, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C-2) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Certification (provided, however, that the Indenture Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (d) In addition, (i) the Indenture Trustee shall indemnify and hold harmless the Master Servicer and the Depositor and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Indenture Trustee's obligations under this Section 4.07 caused by the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) the Master Servicer shall indemnify and hold harmless the Indenture Trustee, the Master Servicer, the Issuer and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 4.07 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. If (i) the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Indenture Trustee agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Indenture Trustee on the other in connection with a breach of the Indenture Trustee's obligations under this Section 4.07 caused by the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith and (ii) the indemnification provided for herein is unavailable or insufficient to hold harmless the Indenture Trustee, then the Master Servicer agrees that it shall contribute to the amount paid or payable by the Indenture Trustee as a result of the losses, claims, damages or liabilities of the Indenture Trustee in such proportion as is appropriate to reflect the relative fault of the Indenture Trustee on the one hand and the Master Servicer on the other in connection with a breach of the Master Servicer's obligations under this Section 4.07 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

         (e) In the event the Commission permits separate or split certifications to be made with respect to the items currently contained in the Certification, the Indenture Trustee shall provide a certification with respect to items 1 and 2 and the Master Servicer shall provide a certification with respect to items 3, 4 and 5 contained within the Certification, in each case substantially in the form of the Certification attached as Exhibit C-1, or other form as indicated by the Commission for this purpose. In addition, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C-3) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of item 3 of the Certification (provided, however, that the Indenture Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (f) Notwithstanding any other provision of the Operative Documents, the provisions of this Section 4.07 may be amended by the Master Servicer, the Issuer and the Indenture Trustee without the consent of the Securityholders.

         (g) Prior to January 30th of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file with the Commission a Form 1 5D Suspension Notification with respect to the Trust.

                                   ARTICLE V

                               The Master Servicer

         Section 5.01 LIABILITY OF THE MASTER SERVICER. The Master Scrvicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

         Section 5.02 MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE MASTER SERVICER. Any corporation into which the Master Servicer maybe merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         The Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Company (in its sole discretion), is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Company an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Company, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Servicing Agreement; provided, further, that each Rating Agency's rating of the Class A Bonds, the Class M Bonds or the Class B Bonds in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

         Section 5.03 LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Company, the Issuer, the Owner Trustee, the Indenture Trustee or the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Company and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Bonds, including any amount paid to the Owner

Trustee or the Indenture Trustee pursuant to Section 5.06(b) other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Company, and the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to
Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 5.04 MASTER SERVICER NOT TO RESIGN. Subject to the provisions of Section 5.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Company and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Company and the Indenture Trustee; and (b) each Rating Agency shall have delivered a letter (obtained by and at the expense of the Master Servicer) to the Company and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Bonds or the then current rating of the Bonds; provided, however, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Mortgage Loans, shall have assumed the Master Servicer's responsibilities and obligations hereunder or another successor Master Servicer has been appointed in accordance with Section
6.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Master Servicer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Bondholder for any amounts paid by the Master Servicer pursuant to any provision of this Servicing Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee.

         Section 5.05 DELEGATION OF DUTIES. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of
Section 504.

         Section 5.06 MASTER SERVICER TO PAY INDENTURE TRUSTEE'S AND OWNER TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION. (a) The Master Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement, the Indenture or any other Basic Document and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the ease maybe, of the Owner Trustee, the Indenture Trustee and any co-trustee ofthe Indenture Trustee, and the Master Servicer will pay or reimburse (i) the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee of the Indenture Trustee in accordance with any of the provisions of this Servicing Agreement or any other Basic Document except any such expense, disbursement or advance as may arise from its negligence or bad faith and (ii) the Owner Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its willful misconduct, gross negligence or bad faith or grossly negligent failure to act.

         (b) The Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence (gross negligence in the case of the Owner Trustee) or willful misconduct on its part, arising out of, or in connection with, the failure by the Master Servicer to perform its duties in compliance with this Servicing Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

                (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case maybe, shall have actual knowledge thereof, it being understood that failure to give such notice shall not relieve the Master Servicer of its indemnification obligations hereunder;

                (ii) while maintaining control over its own defense, the Company, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                (iii) notwithstanding anything in this Servicing Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Master Servicer, which consent shall not be unreasonably withheld.

         (c) The Master Servicer agrees to indemnify the Owner Trustee for, and to hold the Owner Trustee, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, in connection with the Owner Trustee's duties under any of the Basic Documents, except to the extent that such claim, tax, penalty, loss liability or expense is (i) caused by the Owner Trustee's own willful misconduct, gross negligence or bad faith or grossly negligent failure to act or (ii) incurred as a result of the inaccuracy of any representation or warranty contained in Section 6.03 of the Trust Agreement expressly made by the Owner Trustee.

         (d) No termination of this Servicing Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee shall affect the obligations created by this Section 5.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein. This section shall survive the termination of this Servicing Agreement and the resignation or removal of the Master Servicer. Any amounts to be paid by the Master Servicer pursuant to this Subsection may not be paid from the Trust Estate.

                                   ARTICLE VI

                                     Default

         Section 6.01 SERVICING DEFAULT. If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

              (i) Any failure by the Master Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement, including any Advances and Compensating Interest (other than Servicing Advances), which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Company, the Issuer or the Indenture Trustee; or

              (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer (including Servicing Advances) set forth in the Bonds or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Bondholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Company, the Issuer or the Indenture Trustee; or

              (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

              (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

then, and in every such case, other than that set forth in (v), (vi) or (vii) hereof; so long as a Servicing Default shall not have been remedied by the Master Servicer, either the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans, or the holders of at least 51% of the aggregate Bond Principal Balance of each Class of Bonds (for which purpose the Class A-IO Bonds will be deemed to have a Bond Principal Balance equal to 5% of the aggregate Bond Principal Balance of the other Classes of Bonds), by notice then given in writing to the Master Servicer; provided, however, that the successor to the Master Servicer appointed pursuant to Section 6.02 shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Company and the Issuer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Servicing Agreement, whether with respect to the Bonds or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise, Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual servicing functions can be fully transferred to the Indenture Trustee, as successor Master Servicer, or to a successor Master Servicer appointed by the Indenture Trustee pursuant to the provisions hereof; provided, that the Indenture Trustee shall use its reasonable best efforts to succeed to the actual servicing functions or find a successor Master Servicer as soon as possible but no later than 90 days after such termination. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or the successor Master Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Estate; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the Master Servicer's duties thereunder; (iii) the rights and obligations of the Master Servicer under the Subservicing Agreements with respect to the Mortgage Loans;
(iv) all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Collection or the Payment Account or thereafter be received with respect to the

Mortgage Loans; and (v) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee or any successor Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or successor Master Servicer to service the Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with the succession as Master Servicer, including amending this Servicing Agreement to reflect such succession as Master Servicer pursuant to this Section
6.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses, and if not so paid by the predecessor Master Servicer, shall be reimbursed by the Trust pursuant to Section 6.07 of the Indenture.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.07 and 3.15 as well as its Master Servicing Fee in respect thereof and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 6.010) after the applicable grace periods specified in such Section, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Master Servicer shall provide the Indenture Trustee and the Bondholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

         Section 6.02 INDENTURE TRUSTEE TO ACT: APPOINTMENT OF SUCCESSOR. Within 90 days of the time the Master Servicer receives a notice of termination pursuant to Section 6.01 or sends a notice pursuant to clause (i) of Section 5.04, the h Trustee on behalf of the Bondholders, or other successor appointed in accordance with this Section 6.02, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, including but riot limited to the provisions of Article VIII Nothing in this Servicing Agreement shall be construed to permit or require the Indenture Trustee or any other successor Master Servicer to (i) succeed to the responsibilities, duties and liabilities of the initial Master Servicer in its capacity as the Seller under the Mortgage Loan Sale and Contribution Agreement, (ii) be responsible or accountable for any act or omission of the Master Servicer prior to the effectiveness of the Master Servicer's termination hereunder, (iii) require or obligate the

Indenture Trustee, in its capacity as successor Master Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any losses on any Eligible Investment directed by any other Master Servicer, or (v) be responsible for the representations and warranties of the Master Servicer, except as provided herein; provided, however, that the Indenture Trustee, as successor Master Servicer, shall be required to make any Advances to the extent that the Master Servicer failed to make such Advances, to the extent such Advance is not determined by the Indenture Trustee to be nonrecoverable. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Bondholders may (in the situation described in clause (ii) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Class A Bonds, the Class M Bonds or the Class B Bonds by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting or is unwilling to act as such, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the Indenture Trustee and such successor shall agree) The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.11 or to indemnify the Indenture Trustee pursuant to Section 5.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Custodian and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 6.02. The successor Master Servicer shall cause such assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         (b) Any successor, including the Indenture Trustee on behalf of the Bondholders, to the Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.11(g).

         (c) Any successor Master Servicer, including the Indenture Trustee on behalf of the Bondholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         (d) Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Servicer to act as a successor Servicer under this Servicing Agreement and the transactions set forth or provided for herein.

         Section 6.03 NOTIFICATION TO BONDHOLDERS. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VI or
Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Bondholders, the Owner Trustee, the Company, the Issuer and each Rating Agency.

         Section 6.04 WAIVER OF DEFAULTS. The Indenture Trustee shall transmit by mail to all Bondholders, within 10 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder known to a Responsible Officer of the Indenture Trustee. The holders of at least 51% of the aggregate Bond Principal Balance of the Bonds (for which purpose the Class A-IO Bonds will be deemed to have a Bond Principal Balance equal to 5% of the aggregate Bond Principal Balance of the other Classes of Bonds) may waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Bonds. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

                                  ARTICLE VII

                            Miscellaneous Provisions

         Section 7.01 AMENDMENT. This Servicing Agreement maybe amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Bonds or the rating then assigned to the Bonds, and the consent of the Indenture Trustee.

         Section 7.02 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

(a)      in the case of the Master Servicer:                 Impac Funding Corporation
                                                             1401 Dove Street
                                                             Newport Beach, CA 92660
                                                             Attention: General Counsel

(b)      in the case of Rating Agencies:                     Moody's Investors Service, Inc.
                                                             4th Floor
                                                             99 Church Street
                                                             New York, NY 10007
                                                             Attention: Residential Mortgage Monitoring Unit

                                                             Standard & Poor's, a division of The
                                                             McGraw Companies, Inc.
                                                             55 Water Street - 41st Floor
                                                             New York, New York 10041
                                                             Attention: Asset Backed Surveillance Group

                                                             Fitch, Inc.
                                                             One State Street Plaza - 30th Floor
                                                             New York, New York 10004
(c)      in the case of the Owner Trustee,
the Corporate Trust Office:                                  Wilmington Trust Company
                                                             Rodney Square North
                                                             1100 North Market Street
                                                             Wilmington, Delaware 19890
                                                             Attention: Corporate Trust Administration



                                       35

(d)      in the case of the Issuer,
to Impac CMB Trust Series 2002-9F:                           c/o IMH Assets Corp.
                                                             1401 Dove Street
                                                             Newport Beach, California 92660
                                                             Attention: General Counsel

(e)      in the case of the Indenture Trustee:               Deutsche Bank National Trust Company
                                                             1761 East St. Andrew Place
                                                             Santa Ana, California 92705
                                                             Attention: Impac CMB Trust Series
                                                             2002-9F (IM0209)

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Bondholder shall be given by first class mail, postage prepaid, at the address of such Bondholder as shown in the Bond Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Bondholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

         Section 7.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Bonds or the rights of the Bondholders thereof.

         Section 7.05 THIRD-PARTY BENEFICIARIES. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Bondholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement.

         Section 7.06 COUNTERPARTS. This instrument maybe executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 7.07 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08 TERMINATION. The respective obligations and responsibilities of the Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to
Section 4.10 thereof.

         Section 7.09 NO PETITION. The Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Servicing Agreement by one year.

         Section 7.10 NO RECOURSE. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

                                  ARTICLE VIII

                          Duties of the Master Servicer
                          -----------------------------

         Section 8.01 ADMINISTRATIVE DUTIES. (a) Duties with Respect to the Indenture. The Master Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Master Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

         (b) DUTIES WITH RESPECT TO THE ISSUER.

               (i) In addition to the duties of the Master Servicer set forth in this Servicing Agreement or any of the Basic Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Servicing Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee or the Indenture Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Servicing Agreement or any of the Basic Documents, In accordance with the directions of the Issuer or the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Bonds (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Indenture Trustee or the Owner Trustee.

               (ii) Notwithstanding anything in this Servicing Agreement or any of the Basic Documents to the contrary, the Master Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

               (iii) In carrying out the foregoing duties or any of its other obligations under this Servicing Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Master Servicer's opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third parties.

               (c) TAX MATTERS. The Master Servicer shall prepare, on behalf of the Owner Trustee, financial statements and such annual or other reports of the Issuer as are necessary for the preparation by the Indenture Trustee of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.

               (d) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Master Servicer are non-ministerial, the Master Servicer shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Master Servicer shall have notified the Owner Trustee and the h Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                    (A) the amendment of or any supplement to the Indenture;

                    (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                    (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

                    (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Certificate Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                    (E) the removal of the Indenture Trustee.

         Section 8.02 RECORDS. The Master Servicer shall maintain appropriate books of account and records relating to services performed under this Servicing Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee at any time during normal business hours.

         Section 8.03 ADDITIONAL INFORMATION TO BE FURNISHED. The Master Servicer shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Mortgage Loans and the Bonds as the Issuer and the Indenture Trustee shall reasonably request.

         IN WITNESS WHEREOF, the Master Servicer, the Issuer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                             IMPAC FUNDING CORPORATION, as Master
                             Servicer
                             By: /s/ Lisa Duehring
                                 -----------------------------------
                             Name:   Lisa Duehring
                             Title:   Senior Vice President

                             IMPAC CMB TRUST SERIES 2002-9F,
                             as Issuer
                             Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee
                             By: /s/ Kathleen A. Pedelini
                                 -----------------------------------------------
                             Name:   Kathleen A. Pedelini
                             Title:  Financial Services Officer

                             DEUTSCHE BANK NATIONAL TRUST COMPANY,
                             as Indenture Trustee
                             By: /s/ James F. Noriega
                                 -----------------------------------------------
                             Name:   James F. Noriega
                             Title:  Associate

                             By: /s/ Ronaldo Reyes
                                 -----------------------------------------------
                             Name:   Ronaldo Reyes
                             Title:  Associate

Acknowledged and agreed with respect to Section 5.03 hereof:


IMH ASSETS CORP.


By:
   -----------------------------------------------
Name:      Richard J. Johnson
Title:     Chief Financial Officer

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE
                             (provided upon request)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS
In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Other
                                            Mortgage Loan Repurchased

Please deliver the Mortgage File to --------------------------------------------
--------------------------------------------------------------------------------

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."
__________________________
[Name of Master Servicer]
Authorized Signature
******************************************************************************
TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:       [   ]    Promissory Note
                          [   ]    Primary Insurance Policy
                          [   ]    Mortgage or Deed of Trust
                          [   ]    Assignment(s) of Mortgage or Deed of Trust
                          [   ]    Title Insurance Policy
                          [   ]    Other:
____________________
Name
____________________
Title
____________________
Date

--------------------------------------------------------------------------------


                                   EXHIBIT C-1

            FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER
                                 WITH FORM 10-K

         Re: Impac CMB Trust Series 2002-9F Collateralized Asset-Backed Bonds, Series 2002-9F

         I, [Identify the certifying individual], certify that:

         1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of IMH Assets Corp. (the "Registrant");

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Servicing Agreement is included in these reports;

         4. I am responsible for reviewing the activities performed by the Master Servicer under the Servicing Agreement and based upon the review required under the Servicing Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Servicing Agreement; and

         5. I have disclosed to the Registrant's certified public accountants all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

         Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated December 27, 2002 (the "Indenture"), among Impac CMB Trust Series 2002-9F, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

                                      IMPAC FUNDING CORPORATION
                                      By:
                                      Name:
                                           -----------------------------
                                      Title:
                                      Date:

                                     C-1-2

                                   EXHIBIT C-2

                            FORM CERTIFICATION TO BE
              PROVIDED TO MASTER SERVICER BY THE INDENTURE TRUSTEE

          Re: Impac CMB Trust Series 2002-9F (the "Trust" or the "Issuer") Collateralized Asset-Backed Bonds, Series 2002-9F

         I, [Identify the certifying individual], a [ of Deutsche Bank National Trust Company, as Indenture Trustee of the Trust, hereby certify to Impac Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [__], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Issuer relating to the above-referenced trust;

         2. Based on my knowledge, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

         3. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Indenture is included in these distribution reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated December 27, 2002 (the "Indenture"), among Impac CMB Trust Series 2002-9F, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

                                   DEUTSCHE BANK NATIONAL TRUST
                                   COMPANY, as Indenture Trustee

                                   By:
                                      -----------------------------
                                   Name:
                                   Title:
                                   Date:

C-3-1


                                   EXHIBIT C-3

                            FORM CERTIFICATION TO BE
              PROVIDED TO MASTER SERVICER BY THE INDENTURE TRUSTEE

          Re: Impac CMB Trust Series 2002-9F (the "Trust" or the "Issuer") Collateralized Asset-Backed Bonds, Series 2002-9F

         I, [Identify the certifying individual], a [of Deutsche Bank National Trust Company, as Indenture Trustee of the Trust, hereby certify to Impac Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Indenture is included in these distribution reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated December 27, 2002 (the "Indenture" among Impac CMB Trust Series 2002-9F, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

                                       DEUTSCHE BANK NATIONAL TRUST
                                       COMPANY, as Indenture Trustee
                                       By:
                                          -----------------------------
                                       Name:
                                       Title:
                                       Date: